UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2007


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                  0-18292                                  54-2152284
          (Commission File Number)             (IRS Employer Identification No.)


     1117 PERIMETER CENTER WEST, SUITE N415                  30338
                 ATLANTA, GEORGIA                         (Zip Code)
          (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box of the agreement if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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
ITEM  1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 18, 2007, Charys Holding Company, Inc. (the "Registrant") and three investors, Gottbetter Capital Master, Ltd., Castlerigg Master Investments, Ltd. and UBS O'Connor LLC F/B/O O'Connor Pipes Corporate Strategies Master Ltd. (individually an "Investor" and collectively, the "Investors"), executed a Securities Exchange Agreement (the "Exchange Agreement"). Although the Exchange Agreement was executed on May 18, 2007, it was effective as of April 30, 2007. A copy of the Exchange Agreement is attached as an exhibit to this Current Report.

     The purpose of the Exchange Agreement was to reflect that in exchange for refinancing the shares of Series D Cumulative Preferred Stock in the Registrant held by the Investors set forth opposite such Investor's name in column (4) on the Schedule of Investors to the Exchange Agreement, the Registrant authorized the issuance of subordinated unsecured convertible notes of the Registrant as set forth in exhibits attached to the this Current Report (together with any convertible notes issued in replacement thereof in accordance with the terms thereof, the "Notes"), which Notes shall be convertible into the Registrant's common stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Notes. The Notes were not for the incurrence of any new debt, but were merely reflective of the existing obligations of the Registrant to the Investors under the Series D Preferred Stock.

     Each Investor exchanged that aggregate principal amount of Note set forth opposite such Investor's name in column (3) on the Schedule of Investors (which aggregate principal amount for all Investors was $15,037,278 and the shares of Common Stock into which such Notes are convertible being referred to herein as the "Conversion Shares"), in exchange for such number of Series D Cumulative Preferred Stock in the Registrant as is set forth opposite such Investor's name in column (4) on the Schedule of Investors.

     The parties intended that the aforementioned exchange was in accordance with the requirements of Rule 144(d)(3) of the Securities Act of 1933, as amended (the "1933 Act") such that the Notes shall be deemed to have been acquired at the same time as the Series D Cumulative Preferred Stock in the Registrant surrendered in connection with the exchange.

     In the event of certain defaults with respect to payments under the Notes, the Registrant shall issue warrants in substantially the form attached to the Exchange Agreement as Exhibit B (the "Default Warrants"), to acquire that number
                      ---------
of shares of Common Stock as provided in the Notes (the "Default Warrant
Shares").

     Contemporaneously with the execution and delivery of the Exchange Agreement, the parties executed a Registration Rights Agreement as set forth in this Current Report (the "Registration Rights Agreement"), pursuant to which the Registrant has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     In addition, that certain Escrow Shares Escrow Agreement pursuant to which the Registrant previously issued and delivered on May 19,2006 to Gottbetter & Partners, LLP 8,666,666 shares of Common Stock as "security stock" was terminated. A copy of the Termination of Escrow Shares Escrow Agreement is attached as an exhibit to this Current Report.

     Those certain warrants issued to the Investors on May 19, 2006 continue to be outstanding following the Closing.

     The Notes, the Conversion Shares, the Default Warrants and the Default Warrant Shares are collectively referred to herein as the "Securities."

     Exchange Consideration.  The aggregate exchange consideration for the Notes
     ----------------------
received by each Investor (the "Exchange Consideration") was the number of shares of Series D Cumulative Preferred Stock in the Registrant set forth opposite such Investor's name in column (4) on the Schedule of Investors attached to the Exchange Agreement.

     Exchange of Shares.  Each Investor delivered its portion of the Exchange
     ------------------
Consideration to the Registrant for the Notes issued to such Investor, by delivery of certificates representing such number of Series D Cumulative Preferred Stock in the Registrant as set forth opposite such Investor's name in column (4) on the Schedule of Investors to the Exchange Agreement (the "Series D Cumulative Preferred Certificates"). In addition, the Registrant delivered to each Investor the Notes (in the principal amounts as is set forth opposite such Investor's name in column (3) on the Schedule of Investors).


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
     The Securities were issued in reliance upon the exemption from securities registration afforded by Section 4(2) of the 1933 Act, and Rule 506 of Regulation D as promulgated under the 1933 Act.

     The Notes.  The Note payable to Gottbetter Capital Master, Ltd. was in the
     ---------
amount of $8,354,043.00, the Note payable to Castlerigg Master Investments, Ltd. was in the amount of $5,012,426.00, and the Note payable to UBS O'Connor LLC F/B/O/ O'Connor Pipes Corporate Strategies Master Ltd. was in the amount of $1,670,809.00.

     Each of the Notes was the same, except for the installment payments which are reflected in the exhibits attached to this Current Report. The principal amount of each Note bears interest at a rate equal to 8.75% per annum (the "Interest Rate"), from the Issuance Date (the "Issuance Date") until the same becomes due and payable, whether upon any Installment Date or, the Maturity Date, acceleration, conversion, redemption or otherwise. Some of the salient provisions of the Note are as follows. However, please see the Note attached as an exhibit to this Current Report for a complete discussion.

     Payments Of Principal.  On each Installment Date, the Registrant shall pay
     ---------------------
to the Investor an amount equal to the Installment Amount due on such Installment Date. The "Maturity Date" shall be May 1, 2008, as may be extended at the option of the Investor (i) in the event that, and for so long as, an Event of Default (as defined in Section 4(a) of the Note) shall have occurred and be continuing or any event shall have occurred and be continuing which with the passage of time and the failure to cure would result in an Event of Default and (ii) through the date that is ten (10) days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5(b) of the Note) is delivered prior to the Maturity Date and (iii) in connection with a deferral in accordance with the provisions of Section 8(b) of the Note.

     Interest; Interest Rate.  Prior to the payment of Interest on an
     -----------------------
Installment Date, Interest on this Note shall accrue at the Interest Rate. Upon the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to fifteen percent (15%). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.

     Conversion of Note.  The Note shall be convertible into shares of the
     ------------------
Registrant's common stock, par value $0.001 per share (the "Common Stock"), on the terms and conditions set forth in Section 3 of the Note (the "Conversion").

     Conversion Right.  Subject to the provisions of Section 3(d) of the Note,
     ----------------
at any time or times on or after the Issuance Date, the Investor shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below).

     Conversion Rate.  The number of shares of Common Stock issuable upon
     ---------------
Conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the "Conversion Rate").

     "Conversion Amount" means the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.

     "Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $2.25, subject to adjustment as provided in the Note.

     Limitations on Conversions.  The Registrant shall not effect any Conversion
     --------------------------
of this Note, and the Investor of this Note shall not have the right to convert any portion of this


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
Note pursuant to Section 3(a) of the Note, to the extent that after giving effect to such Conversion, the Investor (together with the Investor's affiliates) would beneficially own in excess of 4.99% (the "Maximum Percentage") of the number of shares of Common Stock outstanding immediately after giving effect to such Conversion.

     Rights Upon Event Of Default.  There are a number of events of default as
     ----------------------------
described in the Note, each of which shall constitute an "Event of Default."

     Redemption Right.  Upon an Event of Default, the Investor has certain
     ----------------
redemption rights as set out in the Note.

     In addition, and without limitation of any other rights and remedies hereunder, upon the first occurrence of a default under Section 4(a)(v) of the Note, without regard to any cure period thereunder, and upon the expiration of each additional 30 day thereafter during which the Event of Default continues, in whole or in part (such late payment, the "Delinquent Payment Amount"), the Registrant shall issue a Warrant to the Investor in the form attached to the Exchange Agreement (including any warrants issued in exchange therefore or replacement thereof, a "Warrant") for such number of shares of Common Stock of the Registrant equal to the Delinquent Payment Amount at such time divided by the Conversion Price. Upon the second occurrence of an Event of Default under
Section 4(a)(v) of this Note, without regard to any cure period thereunder, the Registrant shall issue a Warrant to the Investor for such number of shares of Common Stock of the Registrant equal to the outstanding principal balance of the Note at such time divided by the Conversion Price. The issuance of any Warrant hereunder is not a cure of any Event of Default. For a complete description of the Default Warrants, please see the attachment to the Exchange Agreement attached as an exhibit to this Current Report.

     Vote to Issue, or Change the Terms of, Notes.  The affirmative vote at a
     --------------------------------------------
meeting duly called for such purpose or the written consent without a meeting of the Required Investors shall be required for any change or amendment to this Note or the Other Notes.

     Investor Registration Rights Agreement.  In connection with the Notes, the
     --------------------------------------
Registrant and the Investors executed a Registration Rights Agreement covering shares of the Common Stock issuable upon conversion of a Note (the "Conversion Shares") and shares of the Common Stock issuable upon the exercise of the "Default Warrants. As used in the Registration Rights Agreement, "Registrable Securities" means shares of Common Stock in an amount equal to (a) the shares of Common Stock issuable to the Investors upon conversion of the Convertible Notes pursuant to the Exchange Agreement and the Notes and (b) the shares of Common Stock issuable to the Investors upon exercise of the Warrant Shares, as defined in the Default Warrants and "Scheduled Filing Deadline" means three hundred sixty (360) days from the date thereof. A copy of the Registration Rights Agreement is attached to this Current Report as an exhibit.

     Registration.  The Registrant shall prepare and file, no later the
     ------------
Scheduled Filing Deadline, with the SEC a registration statement on Form SB-2 (or similar form) under the 1933 Act (the "SB-2 Registration Statement") for the resale by the Investors of all Registrable Securities, or if it becomes eligible, a registration statement on Form S-3 under the 1933 Act (the "Registration Statement"). The Registrant shall keep the Registration Statement "Evergreen" until payment or conversion in full of the Convertible Notes and exercise or expiration of the Default Warrants, if any, or until Rule 144(k) of the 1933 Act is available to the Investors with respect to all of the Conversion Shares and Warrant Shares whichever is later.

     Effectiveness of the Registration Statement.  The Registrant shall use its
     -------------------------------------------
best efforts (i) to have the Registration Statement declared effective by the SEC no later than one hundred eighty (180) days after the date filed (the "Scheduled Effective Deadline") and (ii) to insure that the Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Registration Statement is not declared effective by the SEC within one hundred eighty (180) days after filing thereof.

(c) Failure to File or Obtain and Maintain Effectiveness of the Registration Statement. In the event the Registration Statement is not filed by the Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective Deadline, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise), then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Registrant will pay as liquidated damages (the "Liquidated Damages") and not as a penalty, to the Investors, a cash amount equal to two percent (2%) per month of the principal amount of the Convertible Notes outstanding and held by such Investors. The initial payment of Liquidated Damages shall be made within three
(3) business days from the end of the month in which the Scheduled Filing Deadline or Scheduled Effective Deadline occurred, as the case may be, and shall continue thereafter until the Registration Statement is filed or declared effective, or the Convertible Notes have been redeemed by the Registrant, as the case may be. In the event that the Liquidated Damages are caused by a failure to maintain the effectiveness of the Registration Statement for more than ten days in any 365 day period, the initial payment of Liquidated Damages shall be made within three (3) business days from the end of the month in which the 11th day in such 365 day period that the Registrant failed to maintain the effectiveness of the Registration Statement falls and shall continue thereafter until the effectiveness of the Registration Statement has been restored.

     A copy of each of the Exchange Agreement, Note, Registration Rights Agreement, Default Warrant, and Termination of Escrow Shares Escrow Agreement is attached to this Current Report as an exhibit.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See Item 1.01, above.

ITEM  3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     See Item 1.01, above.

ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                                  IDENTIFICATION OF EXHIBIT
-----------                                  -------------------------
   10.1      Securities Exchange Agreement executed on May 18, 2007, but effective as of
             April 30, 2007, by and among Charys Holding Registrant, Inc. and the investors listed on the Schedule of Investors attached thereto.

   10.2      Subordinated Unsecured Convertible Note executed on May 18, 2007, but effective as of April 30, 2007, by Charys Holding Company, Inc. payable to
             Gottbetter Capital Master, Ltd. in the amount of $8,354,043.00.

   10.3      Subordinated Unsecured Convertible Note executed on May 18, 2007, but effective as of April 30, 2007, by Charys Holding Company, Inc. payable to
             Castlerigg Master Investments, Ltd. in the amount of $5,012,426.00.

   10.4      Subordinated Unsecured Convertible Note executed on May 18, 2007, but effective as of April 30, 2007, by Charys Holding Company, Inc. payable to
             UBS O'Connor LLC F/B/O/ O'Connor Pipes Corporate Strategies Master Ltd. in
             the amount of $1,670,809.00.


                                        5

   10.5      Registration Rights Agreement executed on May 18, 2007, but effective as of
             April 30, 2007, by and among Charys Holding Company, Inc., the Investors set forth on Schedule I attached thereto.

   10.6      Termination Of Escrow Shares Escrow Agreement executed on May 18, 2007, but effective as of April 30, 2007, by and among Charys Holding Company, Inc., the Investors set forth on Schedule I attached thereto, and Gottbetter &
             Partners, LLP, as escrow agent.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 24, 2007.                    CHARYS HOLDING REGISTRANT, INC.


                                        By /s/  Billy V. Ray, Jr.
                                           -------------------------------------
                                           Billy V. Ray, Jr.,
                                           Chief Executive Officer


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